HARTFORD LIFE INSURANCE COMPANY DC VARIABLE ACCOUNT I

33-19947	HV-1009 - Group Variable Annuity Contracts [Light Blue Prospectus]

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19949	HV-1009 - Group Variable Annuity Contracts [Light Blue Prospectus]
33-19946	HV-1524 - Group Variable Annuity Contracts (Gardner & White) Issued with Respect to DC-1 and DC-II
33-59541	HV-2025 - Group Variable Annuity Contracts for Section 403(b) or 408 Plans

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard

___________________________

Supplement dated February 15, 2012 to your Prospectus

SUB-ADVISER CHANGE

HARTFORD TOTAL RETURN BOND HLS FUND – CLASS IA

The Board of Directors of Hartford Series Fund, Inc. approved a change of sub-adviser for the Hartford Total Return Bond HLS Fund (the “Fund”) from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Fund’s sub-adviser is expected to occur on or about March 5, 2012.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND – CLASS IA

The Board of Directors of Hartford HLS Series Fund II, Inc. approved a change of sub-adviser for the Hartford U.S. Government Securities HLS Fund (the “Fund”) from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Fund’s sub-adviser is expected to occur on or about March 5, 2012.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.